SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2024

Ilustrato Pictures International, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-56487	27-2450645
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 Broadway, Suite 934 New York, NY	10004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 917-522-3202

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock par value $0.001	ILUS	OTC Markets, PINK

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 4- MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes in Registrant’s Certifying Accountant.

Appointment of New Independent Registered Public Accounting Firm

On August 19, 2024, Ilustrato Pictures International Inc. (the “Company”) engaged Bush and Associates CPA (the “New Accountant”) as its independent registered public accounting firm. The engagement of the New Accountant was approved by the Company’s Board of Directors.

Resignation of Independent Registered Public Accounting Firm

On August 13, 2024, Ilustrato Pictures International Inc. (the “Company”) was notified by Pipara & Co LLP (“Pipara”) of its decision to resign as the Company’s independent registered accounting firm, effective as of such date.

The reports of Pipara on the Company’s financial statements for the two most recently completed fiscal years ended December 31, 2023 and 2022 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Pipara’s audit report on the Company’s financial statements as of and for the fiscal years ended December 31, 2023 and 2022 included an explanatory paragraph contained an uncertainty about the Company’s ability to continue as a going concern.

During the Company’s two most recently completed fiscal years ended December 31, 2023 and 2022 and the subsequent interim period through the audit review date as of March 31, 2023, there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K) with Pipara on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of Pipara would have caused them to make reference thereto in their reports on the financial statements for such periods.

During the Company’s two most recently completed fiscal years ended December 31, 2023 and 2022 and the subsequent interim period through the audit review date as of March 31, 2023, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), other than as disclosed in Part II, Item 9A of the Company’s Form 10-K for the year ended December 31, 2023, where the Company’s management, our principal executive officer and principal financial officer determined that the Company’s internal controls over financial reporting concluded that our disclosure controls and procedures were effective at a reasonable assurance level as of the end of the period covered by the report.

The Company provided Pipara with a copy of this report on Form 8-K in accordance with Item 304(a) of Regulation S-K prior to its filing with the Securities and Exchange Commission and requested that Pipara furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. As of the date of this report, Pipara has not agreed nor declined to provide such letter. A copy of the letter from Pipara has been filed as Exhibit 16.1 by amendment duly executed by Pipara.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are being filed herewith:

Exhibit No.	Description
16.1	Letter from Pipara & Co LLP to the Securities and Exchange Commission, Dated August 20, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ilustrato Pictures International, Inc.

/s/ Nicolas Link
Nicolas Link, CEO
Date: August 23, 2024

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